UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2023 (July 18, 2023)

Tristar Acquisition I Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2870 Peachtree Road NW, Suite 509

Atlanta GA 30305

(Address of principal executive offices, including zip code)

(601) 321-1950

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	TRIS.U	New York Stock Exchange
Class A Ordinary Share, par value $0.0001 per share	TRIS	New York Stock Exchange
Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	TRIS.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Trust Agreement Amendment

On July 18, 2023, as approved by its shareholders at an extraordinary general meeting held on July 18, 2023 (the “Special Meeting”), Tristar Acquisition I Corp. (the “Company”), and its trustee, Continental Stock Transfer & Trust Company (the “Trustee”), signed an amendment to the investment management trust agreement dated as of October 13, 2021 (the “Trust Agreement”), to extend the time to complete a business combination (the “Termination Date”) from July 18, 2023 to October 18, 2023, as approved by the Company’s shareholders in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, as amended (the “Articles of Association”), by depositing the lesser of $0.105 per public share or $375,000 into the Company’s trust account (the “Trust Account”), and without another shareholder vote, to further extend the Termination Date for an additional one (1) month as needed, on a month-to-month basis (each an “Extension”), up to twelve (12) times, until October 18, 2024, by depositing into the Trust Account, the lesser amount of $0.035 per public share or $125,000 (the “Extension Payment”) for each one-month Extension.

Sponsor Handover

On July 18, 2023, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the Company’s sponsor, Tristar Holdings I LLC (the “Sponsor”) and Navy Sail International Limited and its designees (the “Purchaser”), whereby the Sponsor shall transfer to the Purchaser 3,046,634 of the Company’s class B ordinary shares, $0.0001 par value (the “Founder Shares”) and 4,957,875 private placement warrants (the “Placement Warrants”) purchased at the time of the Company’s initial public offering (“IPO”) pursuant to a Private Placement Warrants Purchase Agreement, dated October 13, 2021. In addition, all other holders of Founder Shares transferred an aggregate of 1,380,866 of their Founder Shares to Chunyi (Charlie) Hao pursuant to share transfer agreements executed by each respective holder on July 18, 2023 (the “Share Transfer Agreements”). The transfer of all Founder Shares is referred to as the “Transfer.” The Transfer, all agreements executed in connection with the Transfer (including the transactions contemplated therein) and the Management Change (as defined below) are referred to as the “Sponsor Handover.” The consummation of the Sponsor Handover (the “Closing”) was contingent on the approval of the proposals at the Special Meeting.

In connection with the Sponsor Handover, the Company, its officers and directors, the Sponsor and the Purchaser entered into additional agreements whereby: (a) the Purchaser and its designees signed a joinder agreement (the “Joinder Agreement”) to become a party to the Letter Agreement (the “Letter Agreement”) and the Registration Rights Agreement (“Registration Rights Agreement”), both dated October 13, 2021 and entered into in connection with the IPO, among the Company, the Sponsor and certain equityholders of the Company; and (b) the Letter Agreement was amended by the parties thereto to allow for the Transfer (the “Letter Agreement Amendment”). In addition, at the Closing, the Company’s IPO underwriters waived their respective entitlement to the payment of any Deferred Discount (as such term is defined therein) to be paid under the terms of Section 2(c) and Section 5(bb) of the Underwriting Agreement dated October 13, 2021.

As part of the Sponsor Handover, the Company shall introduce a change in management (the “Management Change”) and the board of directors of the Company (“Board”) as follows: (i) Chunyi (Charlie) Hao shall replace William M. Mounger as Chief Executive Officer[and director of the Board] and Michael Hao Liu shall replace Timothy Allen Dawson as Chief Financial Officer and director of the Board, effective upon the Closing; (ii) Cathy Martine-Dolecki shall tender her resignation as Chief Operating Officer and director and Robert Willis shall tender his resignation as director, effective upon the Closing; and (iii) Greg Boyd, David Jones, David Barksdale, Alex Parker and Steven Rogers shall tender their resignations as directors, to be effective upon the later of (x) the expiration of all applicable waiting periods under Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 thereunder, (y) the Company’s filing of its quarterly report on Form 10-Q for the period ended June 30, 2023, and (z) the appointment of their successors to be designated by the Purchaser.

On July 18, 2023, the Company completed the Closing of the Sponsor Handover after the Company’s shareholders approved certain proposals at the Special Meeting, as discussed below, and after certain closing conditions were met, including but not limited to: (i) the Company’s IPO underwriters having waived their respective entitlement to the payment of any Deferred Discount (as such term is defined therein) to be paid under the terms of Section 2(c) and Section 5(hh) of the Underwriting Agreement dated October 13, 2021; (ii) the Company obtaining or extending a D&O insurance policy on terms satisfactory to the parties, (iii) the termination of the Administrative Support Agreement, dated October 13, 2021, between the Company and the Sponsor; and (iv) the termination of the agreement between the Company and a third party investment banking company for the provision of certain investment banking services in connection with a potential business combination of a privately held company (including the waiver of all fees and rights thereunder by the investment banking company).

In connection with the Closing, on July 18, 2023, the Purchaser caused $375,000 to be deposited into the Trust Account to support the first three months of the Extension from July 18, 2023 to October 18, 2023. The Purchaser has agreed to cause to be deposited into the Trust Account an additional $125,000 for each successive month, or portion thereof, that is needed by the Company to complete an initial business combination until October 18, 2024.

The foregoing descriptions of the Securities Purchase Agreement, the Share Transfer Agreements, the Joinder Agreement and the Letter Agreement Amendment do not purport to be complete, are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Sponsor Handover, the Company and the Sponsor terminated the Administrative Support Agreement, dated October 13, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 18, 2023, the Company issued an unsecured promissory note (the “Note”) in an amount of $375,000, to Chunyi (Charlie) Hao, for having depositing into the Trust Account $375,000 in order to extend the amount of time it has available to complete a business combination until October 18, 2023. The Note does not bear interest and matures upon closing of a business combination by the Company.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Resignation of Officers and Directors

On July 18, 2023, effective immediately, the following officers and directors submitted the resignation of their respective offices: William M. Mounger II as Chairman of the Board and Chief Executive Officer, Timothy Dawson as Chief Financial Officer, Cathy Martine-Dolecki as Chief Operating Officer and director, and Robert Willis as director of the Company. Each officer and director informed the Company that he or she was resigning from his or her role, to pursue other opportunities. There were no disagreements between the Company and any officer or director on any matter related to the Company’s operations, policies or practices.

Appointment of Officers and Directors

On July 18, 2023, the directors of the Company (a) appointed Chunyi (Charlie) Hao as Chief Executive Officer and a director of the Board, and (b) Michael Hao Liu as Chief Financial Officer and a director of the Board.

Chunyi (Charlie) Hao, 63, is a founding partner and has been a managing director of East Stone Capital Limited, a private equity firm focusing on emerging industries, since October 2017. Most recently, Mr. Hao served as Chairman of the Board and Chief Financial Officer of East Stone Acquisition Corporation from August 2018 through November 2022, when it completed its business combination with NWTN, Inc. (Nasdaq: NWTN). Mr. Hao has served as chief executive officer and president of Shandong Haizhishe Energy Engineering Co., Ltd., a solar and wind engineering company in China, and was in charge of the daily operations and business development of the company from December 2015 to March 2019. Prior to that, Mr. Hao was an investment officer of Shanghai Guxin Investment Limited, a firm engaging in the investment of solar farms across China, from 2014 to June 2015. He served as chief financial officer at Delphi Automotive Corp (Saginaw Steering System) (“Delphi”) of General Motors Inc., overseeing joint venture operation across China and Asia Pacific from 1995 to 1998. Mr. Hao is an independent director of Cogobuy Group PLC (HKSE: 0400.HK), an e-commerce platform and distributor for electronic goods in China. He served as chief executive officer and director at China Fundamental Acquisition Corporation and a board director and president of China operations at Asia Automotive Acquisition Corporation, two SPACs in 2008 and 2005, respectively. Mr. Hao received his Bachelor’s degree in French from Beijing Language and Culture University, a Master of Arts degree from the University of Notre Dame and an MBA degree from Pace University. Mr. Hao is well qualified to serve as the Company’s director due to his extensive experience with SPACs, as well as his expertise in management, finance and capital investments.

Michael H. Liu, 52, is an accomplished executive with a proven track record in the technology industry. He has been serving as the CEO of HopeRun Technology Corporation, a financial technology company, since 2013 and has been instrumental in driving the company’s accomplishments since April 2013. Mr. Liu has extensive leadership experience, including his role as the Managing Partner of InRun Capital Holdings LLP, an investment management company, from 2015 to present and as President & CEO of Cloud4Device Technology Corp, a technology company, from 2014 to 2018. He holds a Bachelor’s degree in telecommunications from Beijing Union University, an MBA from Rensselaer Polytechnic Institute, and has completed the Advanced Management Program at Harvard Business School. Mr. Liu is well qualified to serve as the Company’s director due to his extensive investment and leadership experience.

Mr. Hao is the sole owner and director of Navy Sail International Limited, the Purchaser in the Sponsor Handover. Following the Sponsor Handover and the redemptions effected in connection with the Extension, Mr. Hao beneficially owns Founder Shares, or approximately 17.77% of the Company’s issued and outstanding ordinary shares, and all of the Company’s outstanding Placement Warrants.

In connection with such appointments, Mr. Hao and Mr. Liu will each enter into a respective indemnity agreement with the Company, a form of which was filed with the SEC on October 13, 2021 as Exhibit 10.4 to the Company’s registration statement on Form S-1. Other than as described above, there are no arrangements or understandings pursuant to which each of Mr. Hao and Mr. Liu were selected as a director. Other than as described above, neither Mr. Hao or Mr. Liu have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Special Meeting held on July 18, 2023, the following proposals were approved: (a) as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination from July 18, 2023 to October 18, 2023, and without another shareholder vote, to further extend the Termination Date for an additional one (1) month as needed, on a month-to-month basis, up to twelve (12) times, until October 18, 2024 (the “Extension Amendment Proposal”); (b) as a special resolution, an amendment to the Trust Agreement, to extend the Termination Date from July 18, 2023 to October 18, 2023 by depositing the lesser of $0.105 per public share or $375,000 into the Company’s Trust Account, and without another shareholder vote, to further extend the Termination Date for an additional one (1) month as needed, on a month-to-month basis, up to twelve (12) times, until October 18, 2024, by depositing into the Trust Account, the lesser amount of $0.035 per public share or $125,000 (the “Trust Agreement Amendment Proposal”); and (c) as a special resolution, an amendment to the Articles of Association to remove from the Articles of Association the limitation that the Company may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “NTA Requirement Amendment Proposal”).

A copy of the resolutions adopted by the shareholders at the Special Meeting, which resolutions approved each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Requirement Amendment Proposal (collectively, the “Charter Amendment”) is attached as Exhibit 3.1 hereto and is incorporated by reference. The Company will file the Charter Amendment with the Cayman Islands Registrar of Companies.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 18, 2023, the Company held the Special Meeting. On July 5, 2023, the record date for the Special Meeting, there were 28,750,000 ordinary shares entitled to be voted at the Special Meeting. This includes 23,000,000 Class A ordinary shares, par value $0.0001 per share (“Public Shares”), and 5,750,000 Class B ordinary shares, par value $0.0001 per share (“Class B Shares” and together with the Public Shares being the issued and outstanding ordinary shares of the Company, referred to as the “Shares”). At the meeting, 22,910,698 or 79.7% of such Shares, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting are as follows:

1. Extension Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination from July 18, 2023, the Termination Date, to October 18, 2023, and without another shareholder vote, to further extend the Termination Date for an additional one (1) month as needed, on a month-to-month basis, up to twelve (12) times, until October 18, 2024. Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Shares voted in person or by proxy at the Special Meeting or any adjournment thereof. The Extension Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN
21,793,059	1,117,639	0

2. Trust Agreement Amendment Proposal

Shareholders approved the proposal to amend the Trust Agreement, as a special resolution, an amendment to the Trust Agreement, to extend the Termination Date from July 13, 2023 to October 18, 2023 by depositing the lesser of $0.105 per public share or $375,000 into the Company’s Trust Account, and without another shareholder vote, to further extend the Termination Date for an additional one (1) month as needed, on a month-to-month basis, up to twelve (12) times, until October 18, 2024 by depositing into the Trust Account, the lesser amount of $0.035 per public share or $125,000. Approval of the Trust Agreement Amendment Proposal required a special resolution under Cayman Islands law, at least sixty-five percent (65%) of such holders of the issued and outstanding Shares voted in person or by proxy at the Special Meeting or any adjournment thereof. The Trust Agreement Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN
21,793,059	1,117,639	0

3. Redemption Limitation Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, an amendment to the Articles of Association to remove from the Articles of Association the limitation that the Company may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation. Approval of the Redemption Limitation Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Redemption Limitation Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN
21,793,059	1,117,639	0

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Special Meeting of shareholders held by the Company on July 18, 2023, 12,391,198 Public Shares were tendered for redemption, leaving 10,608,802 Public Shares. As a result, $130,320,650 (approximately $10.52 per share) will be removed from the Trust Account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company since that date. After the redemptions, approximately $111,574,843 will remain in the Trust Account.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Resolutions adopting the Charter Amendment

10.1	Securities Purchase Agreement, dated July 18, 2023, among the Company, the Sponsor and Purchaser

10.2	Form of Share Transfer Agreement, dated July 18, 2023, among Class B Holders and Chunyi (Charlie) Hao

10.3	Form of Joinder Agreement, dated July 18, 2023

10.4	Letter Agreement Amendment, dated June 12, 2023, between the Company and its resigning officers and directors

10.5	Promissory Note Issued by the Company dated July 18, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

Dated: July 24, 2023	By:	/s/ Chunyi (Charlie) Hao
Name: Chunyi (Charlie) Hao
Title: Chief Executive Officer